                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]     Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
[ ] Confidential, For Use of the Commission Only (As Permitted by Rule 14A-6(E)(2))


                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                        UMDNJ - New Jersey Medical School
                            Administrative Building 4
                             185 South Orange Avenue
                            Newark, New Jersey 07103



                               September 20, 2001




To the Shareholders of BioDelivery Sciences International, Inc.:


         BioDelivery Sciences International, Inc. (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. (Eastern Standard Time) on Monday, October 1, 2001 at the offices of the Company, Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103.


         The following business will be transacted at the annual meeting of the Company's Shareholders:

1. To elect directors to serve until the 2002 Annual Meeting of Shareholders;

2. To approve the Company's 2001 Incentive Stock Option Plan (the "2001 Plan") and to reserve 2,500,000 shares (before giving effect to the reverse stock split as described in Proposal 3) of the Company's Common Stock under the 2001 Plan;

3. To approve an amendment to the Company's Articles of Incorporation to reverse split the outstanding shares of Common Stock and Preferred Stock on a "one (1) share for two and sixty six hundredths (2.66) shares" basis or such other amount as the Board of Director may determine in the exercise of its judgment; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Please review the Company's enclosed Proxy Statement, Annual Report on Form 10-KSB. If you have any questions regarding this material, please do not hesitate me at (813) 902-8980.


                                 Sincerely yours,

                                 /s/ James A. McNulty
                                 Secretary
                                 BioDelivery Sciences International, Inc.




WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        UMDNJ - New Jersey Medical School
                            Administrative Building 4
                             185 South Orange Avenue
                            Newark, New Jersey 07103



                         To be held on October 1, 2001


         The Annual Meeting of Shareholders (the "Meeting") of BioDelivery Sciences International, Inc. (the "Company") will be held on Monday, October 1, 2001, at 10:00 a.m. (Eastern Standard Time) at the offices of the Company, Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103 for the following purposes:


         The following business will be transacted at the annual meeting of the Company's Shareholders:

1. To elect directors to serve until the 2002 Annual Meeting of Shareholders;

2. To approve the Company's 2001 Incentive Stock Option Plan (the "2001 Plan") and to reserve 2,500,000 shares (before giving effect to the reverse stock split as described in Proposal 3) of the Company's Common Stock under the 2001 Plan;

3. To approve an amendment to the Company's Articles of Incorporation to reverse split the outstanding shares of Common Stock and Preferred Stock on a "one (1) share for two and sixty six hundredths (2.66) shares" basis or such other amount as the Board of Director may determine in the exercise of its judgment; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board has fixed the close of business on August 20, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote and act at, the Meeting and only shareholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

         Shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.


                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  BIODELIVERY SCIENCES INTERNATIONAL, INC.


                                  /s/ James A. McNulty
                                  Secretary

Newark, New Jersey
September 20, 2001

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                        UMDNJ - New Jersey Medical School
                            Administrative Building 4
                             185 South Orange Avenue
                            Newark, New Jersey 07103
                                 (813) 902-8980

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS


                           to be held October 1, 2001


                                  INTRODUCTION

The Annual Meeting of Shareholders


         This Proxy Statement is being furnished to holders of shares of Common Stock, $.001 par value (the "Common Stock") of BioDelivery Sciences International, Inc., a Indiana corporation ("BioDelivery" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103, on Monday, October 1, 2001 at 10:00 a.m. (Eastern Standard Time), and at any adjournment or adjournments thereof.


Matters to be Considered at the Meeting

         At the Meeting, Shareholders will be acting upon the following matters:

1. To elect directors to serve until the 2002 Annual Meeting of Shareholders;

2. To approve the Company's 2001 Incentive Stock Option Plan (the "2001 Plan") and to reserve 2,500,000 shares (before giving effect to the reverse stock split as described in Proposal 3) of the Company's Common Stock under the 2001 Plan;

3. To approve an amendment to the Company's Articles of Incorporation to reverse split the outstanding shares of Common Stock and Preferred Stock on a "one (1) share for two and sixty six hundredths (2.66) share" basis or such other amount as the Board of Director may determine in the exercise of its judgment; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Recommendations of the Board of Directors

         THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF ALL THE MATTERS TO BE SUBMITTED TO THE SHAREHOLDERS AT THE MEETING.

Beneficial Ownership of Securities and Voting Rights

         As of the close of business on August 20, 2001, the record date for the Meeting, there were outstanding 16,700,000 shares of Common Stock and 2,020,000 shares of Preferred Stock (collectively referred to as "Capital Stock"). The Company has no other shares of capital stock issued and outstanding. For more information about the Company's authorized and outstanding capital stock, see "OTHER INFORMATION -- Principal Shareholders."

Proxies; Votes Required

         A shareholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications:

         The following business will be transacted at the annual meeting of the Company's Shareholders:


1. To elect directors to serve until the 2002 Annual Meeting of Shareholders;

2. To approve the Company's 2001 Incentive Stock Option Plan (the "2001 Plan") and to reserve 2,500,000 shares (before giving effect to the reverse stock split as described in Proposal 3) of the Company's Common Stock under the 2001 Plan;

3. To approve an amendment to the Company's Articles of Incorporation to reverse split the outstanding shares of Common Stock and Preferred Stock on a "one (1) share for two and sixty six hundredths (2.66) share" basis or such other amount as the Board of Director may determine in the exercise of its judgment; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.


         The expected date of the first mailing of this proxy statement and the enclosed proxy is estimated to be September 20, 2001.


         The affirmative vote of a plurality of the shares of the Company's Capital Stock present at the Meeting, in person or by proxy, is required for the election of the members of the Board. The remaining matters require the affirmative vote of a majority of the Company's Capital Stock issued and outstanding.

         Shares of the Company's Capital Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

                                TABLE OF CONTENTS

                                                                      Page No.
                                                                      --------

Introduction...................................................               4
Table of Contents..............................................               6
Election of Directors..........................................               7
Executive Compensation.........................................               9
2001 Incentive Stock Option Plan...............................              10
Amendment to the Articles of Incorporation ....................              14
Other Information..............................................              17

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

Introduction

         The Board consists of one class of directors having two members. The Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at four (4) the number of directors to be elected at the 2001 Annual Meeting. At the Meeting, the shareholders will be asked to elect Francis E. O'Donnell, M.D., Raphael J. Mannino, Ph.D., L.M. Stephenson, Ph.D. and William Stone (the "Nominees") to serve in such capacity until the 2002 Annual Meeting, and until their successors are duly elected and qualified.

         It is the intention of the persons named in the enclosed proxy to vote to elect the Nominees named above, one of whom is an incumbent director, and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for any of the Nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Nominees, Directors, and Executive Officers

         The director, officers and nominees of the Company are as follows:


Name                                Age               Position(s) Held
----                                ---               ----------------

Francis E. O'Donnell, Jr., M.D.     51       Chairman, Chief Executive Officer,
                                               Director and Nominee
Raphael J. Mannino, Ph.D.           54       Executive Vice President, Chief
                                               Scientific Officer and Nominee
James A. McNulty                    50       Secretary, Chief Financial Officer
                                               and Director
Don Ferguson                        53       Senior Executive Vice President
Leila Zarif, Ph.D., MBA             46       Executive Vice President of
                                               Research and Development
Christopher Chapman, M.D.           48       Director of Medical and Regulatory
                                               Affairs and Director of New
                                               Business Development
Susan Gould Fogerite, Ph.D.         48       Director of Business Development-
                                               Vaccines and Gene Therapy
L.M. Stephenson, Ph.D.              58       Nominee

William Stone                       53       Nominee



         There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Business Experience of Directors Nominated to Serve a Term Expiring at the 2002 Annual Meeting

         Francis E. O'Donnell, Jr. M.D., age 51, has been CEO, President, Chairman and Director on a part time basis since inception in October 2000. For more than the last five years, Dr. O'Donnell has served as managing director of The Hopkins Capital Group, an affiliation of limited liability companies which engage in business development and venture activities. He has been Chairman of Laser Sight Inc. (LASE), a publicly traded manufacturer of advanced refractive laser systems since 1993. He is also the founder and a director of BioKeys Pharmaceuticals (BKYS), a publicly traded biopharmaceutical company. Since October 1998, he has been Chairman of APP Specialty Pharmacy, Inc., a privately held, specialty pharmacy company. He is a founder and chairman of PhotoVision Pharmaceuticals, Inc. and since early 2001, the chairman of RetinaPharma, Inc. He is managing partner of Tatton Technologies, LLC, a biotechnology company and Biotech Specialty Partners, LLC, an alliance of specialty pharmacy and biotechnology companies. Dr. O'Donnell is a graduate of The Johns Hopkins School of Medicine and received his residency training at the Wilmer Ophthalmological Institute. Dr. O'Donnell is a former professor and Chairman of the Department of

Ophthalmology, St. Louis University School of Medicine. Dr. O'Donnell holds 25 U.S. Patents and is the 2000 Recipient of the Jules Stein Vision Award sponsored by Retinitis Pigmentosa International.


         Raphael J. Mannino, Ph.D., age 54, has been Executive Vice President and Chief Scientific Officer since October 2000. Mr. Mannino has served as President, CEO, Chief Scientific Officer, and a member of the Board of Directors of BDS since its incorporation in 1995. Dr. Mannino's previous experience includes positions as Associate Professor, at the University of Medicine and Dentistry of New Jersey (1990 to present), Assistant, then Associate Professor, Albany Medical College (1980 to 1990), and Instructor then Assistant Professor, Rutgers Medical School (1977 to 1980). His postdoctoral training was from 1973 to 1977 at the Biocenter in Basel, Switzerland. Dr. Mannino received his Ph.D. in Biological Chemistry in 1973 from the Johns Hopkins University, School of Medicine.

         M.L. Stephenson, Ph.D., age 59, is a Nominee to the Board of the Company. Dr. Stephenson has been associated with the University of Medicine and Dentistry of New Jersey for more than five years where he is currently the Vice President for Research with responsibility over developing the research capability, research funding and intellectual property of New Jersey's medical science campuses, including three medical schools, dental, nursing and public health schools and a graduate school of biomedical sciences. He also serves as the Acting Associate Dean for Research of the New Jersey Medical School where he is temporarily responsible for managing and reorganizing the Sponsored Projects Office. Dr. Stephenson also serves as the Director of Patents and Licensing of the University of Medicine and Dentistry of New Jersey where he is responsible for management of the Intellectual Property Assets, including marketing of patents and establishment of new ventures. Dr. Stephenson is a graduate of the University of North Carolina where he earned a BS in chemistry and was awarded the Venable Medal for outstanding senior in chemistry. Dr. Stephenson earned his Ph.D. in chemistry from the California Institute of Technology where he earned the Kodak Prize for outstanding chemistry graduate student and was an NSF Predoctoral Fellow. Additionally, Dr. Stephenson was a Research Fellow at Harvard University.

         For the past 20 years, Mr. Stone has been continuously employed with Millinckrodt, Inc. in various capacities such as Vice-President, CIO and Controller. Mr. Stone retired in October 2000. Mr. Stone is a graduate of the University of Missouri-Columbia where he earned a BS and MA degree in accounting.


Certain Transactions

         The above-named Nominees, directors and executive officers have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions set forth below.

         During 2001, the Company entered into agreements with RetinaPharma, Inc. and Tatton Technology LLC, biotechnology companies which are developing nutriceutical neuroprotective therapies for treating neurodegenerative disease such as macular degeneration and Parkinson's disease. To the extent that such products utilize Bioral Cochleate Technology encapsulation, we will support product development and will share in thirty percent (30%) of any profits from such sales of Bioral encapsulated products. One of our shareholders, Hopkins Capital Group II, LLC, a member of our management and a Nominee, Dr. Francis E. O'Donnell, Jr., are affiliated as shareholders or member of the management of both RetinaPharma, Inc and Tatton Technology, LLC.

         During 2001, the Company entered into an agreement with Biotech Specialty Partners, LLC, an early stage alliance of biotechnology and specialty pharmaceutical companies. Under this agreement, Biotech Specialty Partners, LLC will serve as a nonexclusive distributor of our Bioral products in consideration of a ten (10%) discount to the wholesale price, which we believe, is commercially reasonable. One of the Company's shareholders, Hopkins Capital Group II, LLC, a member of the Company's management and a Nominee, Dr. Francis
E. O'Donnell, Jr., is affiliated as shareholder or member of the management of Biotech Specialty Partners, LLC.

         Certain of the Company's officers, subject to shareholder approval of the 2001 Plan, have been granted options under the 2001 Plan. (see Principal Stockholder Footnote 6).

Incumbent Director

         Meeting Attendance. During the fiscal year ended December 31, 2000, there were no formal meetings of the Board of the Company, however, the incumbent director participated in each of the Company's informal meetings, which were conducted by unanimous consent pursuant to applicable law.

         Committees of the Board of Directors. During the fiscal year ended December 31, 2000, the Board did not create any committees. Accordingly, the functions normally served by the Audit Committee which reviews the engagement of the Company's independent accountants, reviews annual financial statements and considers matters relating to accounting policies and internal control, and reviews the scopes of audits, the Compensation and Stock Option Committee, which establishes compensation and stock option policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the Board are carried out and the Nominating Committee, which considers nominees to serve on the Company's Board were retained by the entire Board which consisted of two members. Following the 2001 annual meeting, the Board intends to create an Audit Committee in accordance with Appendix A hereto, and a Compensation and Stock Option Committee, a Nominating Committee and such other committees as the Board may elect. Attached as Appendix A is a copy of the Charter and Powers of the Audit Committee.

Directors' Compensation

         The Company's policy is to pay $1,000 per diem compensation to members of the Board for attendance at formal Board meetings or committee meetings and no compensation for informal meetings such as telephonic meetings and written consent actions. All directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board.

         Directors are eligible to participate in the 2001 Plan, at the rate of an option to purchase 20,000 shares of Common Stock to be granted to each director with an additional 10,000 for each committee chairmanship, and 5,000 shares for each committee membership upon first joining the Board and subsequent grants of options to purchase 20,000 shares upon each anniversary of such director's appointment. Such options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant. No such Options were granted to any director during the fiscal year 2000.

                             EXECUTIVE COMPENSATION

         The annual and long-term remuneration paid to or accrued for the executive officers, for services rendered during the years ended December 31, 1999 and 2000 was as follows:




                                                     SUMMARY COMPENSATION TABLE

                                                                          Long Term Compensation
                                                                          ----------------------

====================================================================================================================================
                                          Annual Compensation             Awards                       Payouts
====================================================================================================================================

(a)                          (b)      (c)           (d)    (e)            (f)          (g)              (h)             (i)
====================================================================================================================================

                                                                          Restricted    Securities
                                                           Other Annual     Stock       Underlying                       All Other
 Name and Principal                                 Bonus  Compensation    Award(s)    Options/SARs        LTIP         Compensation
      Position               Year      Salary($)     ($)        ($)           ($)            (#)         Payouts($)          ($)
====================================================================================================================================
Francis E. O'Donnell, Jr.,
M.D., CEO, President         2000            --       -          -             -              -              -                   --
and Chairman                 1999            --       -          -             -              -              -                   --
                             1998            --       -          -             -              -              -                   --

James McNulty,               2000            --       -          -             -              -              -                   --
Secretary, CFO               1999            --       -          -             -              -              -                   --
                             1998            --       -          -             -              -              -                   --

Raphael J. Mannino,
Ph.D., Executive             2000       $14,953       -          -             -              -              -              $14,953
Vice President,              1999            --       -          -             -              -              -                   --
Chief Scientific             1998            --       -          -             -              -              -                   --
Officer

Leila Zarif, Ph.D.,
Executive Vice               2000       $26,493       -          -             -              -              -              $26,493
President of                 1999            --       -          -             -              -              -                   --
Research and                 1998            --       -          -             -              -              -                   --
Development

Susan Gould-Fogerite,
Ph.D., Director of
Business Development         2000       $ 9,415       -          -             -              -              -                   --
- Vaccines and Gene          1999            --       -          -             -              -              -                   --
Therapy                      1998            --       -          -             -              -              -                   --

Option Grants in Last Fiscal Year

         The Company granted no options to purchase shares of Common Stock to employees in the year ended December 31, 2000.

Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option
Values

         No Options were exercised during the fiscal year-end December 31, 2000.

Employment Contracts, Terminations of Employment and Change in Control Arrangements

         Substantially all of the stock options granted pursuant to the 2001 Plan provide for the acceleration of the vesting of the shares of Common Stock subject to such options in connection with certain changes in control of the Company.

Compensation Committee Interlocks and Insider Participation

         Dr. O'Donnell and Mr. James McNulty served on the Board which served the normal function of the Compensation and Stock Option Committee during Fiscal Year 2000. Dr. O'Donnell receives no compensation in his capacity as Chairman and Chief Executive and Mr. McNulty receives an annual salary of $48,000 in his capacity as Chief Financial Officer.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF FRANCIS E. O'DONNELL, JR., M.D., RAPHAEL J. MANNINO, PH.D., M.L. STEPHENSON AND WILLIAM STONE TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS UNTIL THE 2002 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.



                        2001 INCENTIVE STOCK OPTION PLAN

                                   PROPOSAL 2


Introduction

     On July 20, 2001, the Company's Board approved the 2001 Plan subject to shareholder approval. In connection therewith, the Board has reserved 2,500,000 shares of the Company's Common Stock thereunder. (2) Subject to shareholder approval of the 2001 Plan, options to purchase a total of 2,108,000 shares of the Company's Common Stock have been granted to employees of the Company and consultants who are not employees of the Company as follows:

------------------------------ ---------------------------------------------- ----------------------------------------------
                                   POSITION                 NUMBER OF                   EXERCISE PRICE        VESTING(1)
      NAME OF EMPLOYEE                                      OPTIONS
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Don Ferguson                     Sr. Executive Vice
                    Option 1       President                       600,000              $0.70 per share          (1)
                    Option 2                                       300,000              $2.70 per share          (1)
                    Option 3                                       300,000              $4.00 per share          (1)
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Raphael J. Mannino, PhD          Executive Vice
                    Option 1       President, Chief                200,000              $0.70 per share          (1)
                    Option 2       Scientific Officer              100,000              $2.70 per share          (1)
                    Option 3       and Nominee                     100,000              $4.00 per share          (1)
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Leila Zarif, PhD                 Executive Vice
                    Option 1       President of                    200,000              $0.70 per share          (1)
                    Option 2       Research and                    100,000              $2.70 per share          (1)
                    Option 3       Development                     100,000              $4.00 per share          (1)
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Susan Gould-Fogerite, PhD        Director of Business
                    Option 1       Development -                    75,000              $0.70 per share          (1)
                    Option 2       Vaccines and Gene                37,500              $2.70 per share          (1)
                    Option 3       Therapy                          37,500              $4.00 per share          (1)
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Christopher Chapman, MD          Director of Medical
                    Option 1       and Regulatory                  200,000              $0.70 per share          (1)
                    Option 2       Affairs and Director            100,000              $2.70 per share          (1)
                    Option 3       of New Business                 100,000              $4.00 per share          (1)
                                   Development
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Catherine S. Gidlow                   Consultant
                    Option 1                                       100,000              $0.70 per share          (1)
                    Option 2                                        50,000              $2.70 per share          (1)
                    Option 3                                        50,000              $4.00 per share          (1)
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------
  Gary M. Wesolowski                    Consultant
                    Option 1                                        30,000              $0.70 per share          (1)
                    Option 2                                        15,000              $2.70 per share          (1)
                    Option 3                                        15,000              $4.00 per share          (1)
  ------------------------------- ------------------------- ----------------- ---------------------------- -----------------

(1) The options granted hereunder shall commence vesting at the first to occur of: (i) 13 months following the completion by the Company of an Initial Public Offering registered with the U.S. Securities and Exchange Commission; or (ii) 24 months from the date of grant. Once vesting commences, the options shall vest equally over a two-year period.

(2) All references to number of shares and exercise prices are prior to and give no effect to the reverse stock split described in Proposal 3.

Purpose of the 2001 Plan

         The purposes of the 2001 Plan are (i) to align the interests of the Company's shareholder and recipients of options under the 2001 Plan by increasing the proprietary interest of such recipients in the Company's growth and success, and (ii) to advance the interests of the Company by providing additional incentives to officers, key employees and well-qualified non-employee directors and consultants who provide services to the Company, who are responsible for management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. Reference is made to Appendix B to this Proxy Statement for the complete text of the 2001 Plan.

Description of the 2001 Plan

         The 2001 Plan covers a total of 2,500,000 shares of Common Stock. Options may be awarded during the ten-year term of the 2001 Plan under the 2001 Plan to employees of the Company (including employees who are directors), consultants who are not employees and other affiliates of the Company as defined below. The 2001 Plan provides for the grant of options intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), and options which are not Incentive Stock Options ("Non-Statutory Stock Options").

         Only employees of the Company or its subsidiaries (currently approximately eight persons) may be granted Incentive Stock Options. Affiliates of the Company, defined as employees of the Company, members of the Company's Board, or persons associated with the Company in such other capacity or relationship such as consultants or others as may be permitted by the Board, may be granted Non-Statutory Stock Options.

         The Board will administer the 2001 Plan, select the persons to whom options are granted and fix the terms of such options.

         The exercise date of an option granted under the 2001 Plan will be fixed by the Board, but may not be later than ten years from the date of grant. Options may be exercised in such installments as are fixed by the Board.

         Options under the 2001 Plan will not be transferable by the Participant other than by will or the laws of descent and distribution, although they may be exercised during the Participant's lifetime by his/her legal representative if he/she becomes incapacitated. All options must be exercised within three months after termination of the Participant's affiliation with the Company, except that options shall remain outstanding for their entire term following termination due to death or for one year following termination due to permanent disability.

         The exercise price of Incentive Stock Options granted under the 2001 Plan must be at least equal to the fair market value of the Common Stock, as determined by the Board, on the date of grant. Non-Statutory Stock Options may be granted at exercise prices not less than 100% of the fair market value of the Common Stock on the date of the grant or not less than 110% of such fair market value in the case of options granted to an employee who at the time of grant possess more than 10% of the total combined voting power of all classes of stock of the Company. The Option Compensation Committee is authorized to determine, in its discretion, the exercise price of other options, including any options that may be regranted to employees after their original grant has lapsed unexercised.

         The 2001 Plan provides for automatic adjustment to the number of shares of Common Stock issuable upon exercise of options granted under the 2001 Plan to reflect stock dividends, stock splits, reorganizations, mergers and various other transactions occurring after the date of grant. Payment for shares purchased upon exercise of an option must be made in cash or, at the Board's discretion, by delivery of shares of Common Stock of the Company, or by a combination of such methods.

         The Company's Board may at any time amend or revise the terms of the 2001 Plan, except that no such amendment or revision may be made without the approval of the holders of a majority of the Company's outstanding capital stock, voting together as a single class, if such amendment or revision would
(a) materially increase the number of shares which may be issued under the 2001 Plan (other than changes in capitalization), (b) increase the maximum term of options, (c) decrease the minimum option price, (d) permit the granting of options to anyone not included within the 2001 Plan's eligible categories, (e) extend the term of the 2001 Plan or (f) materially increase the benefits accruing to eligible individuals under the 2001 Plan.

         The 2001 Plan contains the following terms and conditions required in order to permit treatment of the options granted thereunder as incentive stock options: (i) all incentive stock options must be expressly designated as such at the time of grant and (ii) if any person to whom an incentive stock option is granted owns, at the time of the grant of such option, Common Stock possessing more than 10% of the combined voting power of all classes of the Company, then
(a) the purchase price per share of the Common Stock subject to such option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant and (b) the exercise period shall not exceed five years from the date of grant.

         Directors are eligible to participate in the 2001 Plan. The 2001 Plan provides for an initial grant of an option to purchase 20,000 shares of Common Stock to each director upon first joining the Board and subsequent grants of options to purchase 20,000 shares upon each anniversary of such director's appointment. Additionally, directors will be granted 10,000 options for each committee chairmanship and 5,000 options for each committee membership. Such options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant.


Federal Income Tax Consequences

         Incentive Stock Options. In general, a Participant will not recognize taxable income upon the grant or exercise of an Incentive Stock Option. Instead, a Participant will recognize taxable income with respect to an Incentive Stock Option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an Incentive Stock Option, however, may subject the Participant to the alternative minimum tax.

         Generally, the tax consequences of selling ISO Stock will vary with the length of time that the Participant has owned the ISO Stock at the time it is sold. If the Participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the Participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

         If the Participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then any gain will be treated as ordinary compensation income to the extent that it does not exceed the gain that the Participant would have realized had he sold the shares immediately upon exercise of the option and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the Participant has held the ISO Stock for more than one year prior to the date of sale.

         If a Participant sells ISO Stock for less than the exercise price, then the Participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the Participant has held the ISO Stock for more than one year prior to the date of sale.

         Nonqualified Stock Options. A Participant will not recognize taxable income upon the grant of a Non-Statutory Stock Options. A Participant who exercises a Non-Statutory Stock Options, generally, will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

         With respect to any NSO Stock, a Participant will have taxable income recognized upon the exercise of the option. Upon selling NSO Stock, a Participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the Participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the Participant has held the NSO Stock for more than one year prior to the date of the sale.

         Tax Consequences to the Company. The Company will be entitled to a deduction in connection with a grant of a stock option only in the event and to the extent ordinary income is recognized by the Participant. Any such deduction will be allowed to the Company for its taxable year within which ends the taxable year in which the Participant's recognition of ordinary income occurs. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

         Once income associated with such a grant is recognizable to a Participant for Federal income tax purposes, the Participant must either pay to the Company an amount sufficient to satisfy any federal, state and local taxes required to be withheld or make alternative arrangements acceptable to the Company.

         The foregoing summary is not a complete description of all tax aspects of the 2001 Plan. The foregoing relates only to Federal income taxes; there may be other Federal tax consequences associated with the 2001 Plan, as well as foreign, state and local tax consequences.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE 2001 PLAN

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

                                   PROPOSAL 3

General

         On September 4, 2001, the Company's Board unanimously adopted resolutions proposing, declaring advisable and recommending that the shareholders of the Company authorize an amendment to the Company's Articles of Incorporation (the "Amendment") to effect a reverse stock split (the "Reverse Split") and to provide for the issuance of one whole share in lieu of fractional shares otherwise issuable in connection with the Reverse Split. There will be no increase in the number of the Company's authorized shares of Common Stock and no change in the par value of the Common Stock.

         If the Reverse Split is approved, the Board will have the authority but not the obligation, without further shareholder approval, to effect the Reverse Split, pursuant to which each of the Company's outstanding shares (the "Old Shares") of Common and Preferred Stock on the date that the reverse stock split is effective by filing the proposed Amendment to the Company's Articles of Incorporation would be exchanged for new shares (the "New Shares") of Common and Preferred Stock in an exchange ratio of one (1) New Share for each two and sixty six hundredths (2.66) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". As of the record date, the Reverse Split would have had the effect of reducing the number of all outstanding shares of Common Stock from 16,700,000 to 6,278,196 and reducing the number of outstanding shares of Preferred Stock from 2,020,000 to 759,399. Additionally, the proposed reverse split will have the effect of automatically and proportionately adjusting the number of shares reserved and the exercise price of outstanding options and stock rights, including the options granted under the 2001 Plan.

         In addition, the Board will also have the authority to determine the exact timing and the completion of the Reverse Split, which may be at any time on or after to September 27, 2001, without further shareholder approval. The timing and the Exchange Number will be determined in the judgment of the Board. See the information below under the caption "Purpose of the Reverse Split." The text of the proposed Amendment is set forth on Annex B to this Proxy Statement.

         The Board also reserves the right, notwithstanding shareholder approval and without further action by shareholders, to either: 1) not proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Indiana, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its shareholders or 2) to adjust the basis of the split by increasing or reducing the exchange number or ratio if the Board, in its sole discretion, determines that the adjustment to the exchange number or ratio is in the best interest of the Company and its shareholders and providing any such adjustment treats all outstanding shares proportionately. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments and the Company's actual and projected financial performance.

         Except for changes due to the issuance of one whole additional share in lieu of fractional shares, the Reverse Split will not change the proportionate equity interests of the Company's shareholders, nor will the respective voting rights and other rights of shareholders be altered. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.


Purposes of the Reverse Split

         The Board proposes the reverse stock split for the purpose of facilitating the Company's potential for raising additional capital and conducting a potential initial public offering.


Certain Effects of the Reverse Split

         The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock outstanding on the record date of August 20, 2001:


                                  Prior to the             Subsequent to
Number of Shares                  Reverse Split       1-for-2.66 Reverse Split
----------------                  -------------       ------------------------

Authorized
         Common Stock               80,000,000           16,700,000
         Preferred Stock            20,000,000            2,020,000

Outstanding(1)
         Common Stock               16,700,000            6,278,196
         Preferred Stock             2,020,000              751,399

(1) Gives effect to the Reverse Split as if it occurred on the Record Date, subject to adjustment resulting from the issuance of whole shares in lieu of fractional shares.

         Shareholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by the Exchange Number, after adjustment for fractional shares, as described below). While the Company's common stock does not currently publicly trade, no assurance can be given as to the ultimate effect of the proposed reverse split on the future market price, liquidity or any decline in the price of the Company's common stock should tit be publicly traded in the future. In addition, the Reverse Split may increase the number of shareholders of the Company who own odd-lots (less than 100 shares). Shareholders who hold odd-lots typically will experience an increase in the cost of selling their shares if and when the Company becomes publicly traded, as well as greater difficulty in effecting such sales. There can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

         If the Amendment is approved by the Company's shareholders, and if the Board still believes that the Reverse Split is in the best interests of the Company and its shareholders, the Company will file the Amendment with the Secretary of State of the State of Indiana at such appropriate effective time for the Reverse Split. The Board may delay effecting the Reverse Split until March 31, 2002 without re-soliciting such shareholder approval. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         Promptly after the Effective Date, shareholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company's transfer agent, which currently is the Company, will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Fractional Shares

         No scrip or fractional certificates will be issued in connection with the Reverse Split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Exchange Number, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to the issuance of one whole additional share for the fractional share the shareholder would have otherwise received.


No Dissenter's Rights

         Under Indiana law, shareholders are not entitled to dissenter's rights with respect to the proposed Amendment.


Federal Income Tax Consequences of the Reverse Split

         The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. EACH SHAREHOLDER SHOULD CONSULT WITH SUCH STOCK OWNED SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

         No gain or loss should be recognized by a shareholder of the Company upon such shareholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefor. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Reverse Split.

Required Vote

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Amendment will be required to approve the Amendment. The Board unanimously recommends that shareholders vote FOR this proposal.


Recommendation  of the  Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION


                                OTHER INFORMATION

                               PROXY SOLICITATION

         All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.


                                 OTHER BUSINESS

         The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                             PRINCIPAL SHAREHOLDERS

         The number of shares of Common Stock beneficially owned by the persons or entities known by management to be the beneficial owners of more than 5% of the outstanding shares, the number of shares beneficially owned by each director, each nominee for election or re-election as a director and each executive officer, the number of shares beneficially owned by all directors and officers as a group, as of the record date, as "beneficial ownership" has been defined under rules promulgated by the Securities and Exchange Commission, and the actual sole or shared voting power of such persons, as of the record date, are set forth in the following table.

         Securities and Exchange Commission Rule 13d-3 defines "beneficial ownership" as voting or investment decision power over shares. Beneficial ownership does not necessarily mean that the holder enjoys any economic benefit from those shares.


-------------------------------------------------------------------------------------------------------------------
Name of Beneficial Owner              Position                               No. of Shares of      Percentage of
                                                                            Common Stock Owned   Class as of March
                                                                                    (1)               31, 2001
-------------------------------------------------------------------------------------------------------------------

Hopkins Capital Group II, LLC(1)      Shareholder                               13,358,000               72.1%

Francis E. O'Donnell, Jr., M.D.(2)    Chief Executive Officer, Chairman         13,630,000               73.6%
                                      and Director

John R. Williams, Sr.(3)              Shareholder                               13,758,000               74.2%

Dennis Ryll, M.D.(4)                  Shareholder                               13,558,000               73.2%

James A. McNulty                      Secretary, Chief Financial Officer           325,000                1.8%
                                      and Director

Don Ferguson                          Sr. Executive Vice President                 400,000                2.2%

Raphael J. Mannino, Ph.D.(6)          Executive Vice President and Chief                --                 --
                                      Scientific Officer

Susan Gould-Fogerite, Ph.D.(6)        Director of Business Development -                --                 --
                                      Vaccines and Gene Therapy

Leila Zarif, Ph.D.(6)                 Executive Vice President of                       --                 --
                                      Research and Development

M.L. Stephenson, Ph.D.                Nominee                                           --                 --

William Stone                         Nominee
All officers as a group(5)                                                      14,355,000               77.5%
         (6) Persons

(1) Hopkins Capital Group II, LLC is owned one third by each of: (i) various trusts of the Francis E. O'Donnell family; (ii) John R. Williams, Sr. and his family trusts; and (iii) MOAB LLC, which is beneficially owned by Dennis Ryll and members of his family.

(2) Includes the shares owned by Hopkins Capital Group II, LLC and 200,000 shares of Preferred Stock owned by his wife, as to which he disclaims beneficial interest of.

(3) Includes the shares owned by Hopkins Capital Group II, LLC and 200,000 shares of Preferred Stock owned by his wife, as to which he disclaims beneficial interest of.

(4)      Includes the shares owned by Hopkins Capital Group II, LLC.

(5)      Includes the shares described in footnote (2) above.

(6) In the event of consummation of a pending merger between the Company and Biodelivery Sciences, Inc., a subsidiary of the Company, an additional 2,273,768 shares of Common Stock will be issued to the management of the Company. Doctors Mannino, Gould-Fogerite and Zarif will each receive 798,000, 665,000, and 665,000 shares respectively.

(7) The number of shares reflected does not give effect to the reverse stock split as set forth in Proposal 3.


                         INFORMATION CONCERNING AUDITORS

         The Board has selected the firm of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001. Grant Thornton LLP has acted in such capacity for the Company since November 17, 2000. The Company anticipates a representative from Grant Thornton LLP present at the Meeting.



                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders may present proposals for inclusion in the 2001 Proxy Statement provided that such proposals are received by the Secretary of the Company no later than 2001 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                             ADDITIONAL INFORMATION

         Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Shareholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934. Additionally, attached is a copy of the Company's quarterly report on Form 10-QSB for the period ended June 30, 2001.

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information are available for inspection and copying at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549 at the following regional offices of the Commission:
500 West Madison, 14th Floor, Chicago, Illinois 60661-2511 and 7 World Trade Center, New York, New York 10048. Copies of such material may be obtained upon payment of the Commission's customary charges by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

         Shareholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact James McNulty, Chief Financial Officer of the Company, at (813) 902-8980.

                                     ANNEX A

           REPORT OF THE BOARD IN ITS CAPACITY AS THE AUDIT COMMITTEE


         We are responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also our responsibility for reviewing and approving the scope of the planned audit, the results of the audit and the accountant's compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing the Company's internal accounting controls and discussing such controls with the independent accountants.

         In connection with the audit of the Company's financial statements for the year ended December 31, 2001, we met with representatives from Grant Thornton LLP, the Company's independent certified public accountants as required by Statements on Auditing Standards 61. In addition, we have reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001.

         Specifically, we have discussed with the independent certified public accountants the matters required to be discussed by Statements on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. In connection with the Company's year ended 2001 financial statements, there was one meeting with the independent certified public accountants and management. All Board members attended this meeting telephonically.

         The independent certified public accountants' fees for audit services and non-audit services for the year ended December 31, 2001 were $36,186 and $43,103, respectively. We have received the written disclosures and the letter from the independent certified public accountants required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the public accountants the accountants' independence.

         Based on the review and discussion referred to above, the Board of Directors has included the financial statements referred to in the Company's Annual report on Form 10-KSB for the years ended December 31, 2001.



                           /s/ Francis E. O'Donnell, Jr., M.D., Director /s/ James A. McNulty, Director

                                   APPENDIX A


                    CHARTER AND POWERS OF THE AUDIT COMMITTEE

RESOLVED, THAT THE MEMBERSHIP OF THE AUDIT COMMITTEE SHALL CONSIST OF AT LEAST TWO MEMBERS OF THE BOARD OF DIRECTORS, A MAJORITY OF WHOM (I.E.: TWO INDEPENDENT, IF COMMITTEE CONSISTS OF TWO OR THREE MEMBERS) SHALL BE INDEPENDENT DIRECTORS (SUBJECT TO THE COMPANY'S REMAINING A SMALL BUSINESS FILER UNDER SEC RULES), WHO SHALL SERVE AT THE PLEASURE OF THE BOARD OF DIRECTORS.

         An "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (1) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (2) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (3) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (4) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (5) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

RESOLVED, THAT THE CHARTER AND POWERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (THE "AUDIT COMMITTEE") SHALL BE:

         (1) Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

         (2) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company.

         (3) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of process to assure compliance by the Company with all applicable laws, regulations and Company policy.

RESOLVED, THAT THE AUDIT COMMITTEE SHALL HAVE THE FOLLOWING SPECIFIC POWERS AND
DUTIES:

         (1) Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

         (2) Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

         (3) Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independence Standards Board Standard;

         (4) Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking or recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

         (5) Selecting, evaluating and, where appropriate, replacing the independent auditors (or nominating independent auditors to be proposed for shareholder approval in any proxy statement), which independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders;

         (6) Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing and approving the Company's internal annual audit plans and procedures: and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

         (7) Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

         (8) Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

         (9) Reviewing the Company's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

         (10) Reviewing the adequacy of the Company's systems of internal control;

         (11) Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

         (12) Providing an independent, direct communication between the Board of Directors, and independent accountants;

         (13) Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

         (14) Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

         (15) Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

         (16) Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

         (17) Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

         (18) Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                 PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints James A. McNulty and Raphael J. Mannino, or either one of them with the power of substitution as proxies to represent the undersigned at the Annual Meeting of Shareholders of BioDelivery Sciences International, Inc., to be held on Monday, October 1, 2001, at 10:00 a.m., at the offices of BioDelivery Sciences International, Inc., Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters:

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.
1. ELECTION OF Francis E. O'Donnell, Raphael J. Mannino, L.M. Stephenson, and William Stone as directors to serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

    [ ]  FOR all nominees listed above (except as marked to the        [ ]  WITHHOLD AUTHORITY to vote
         contrary below)

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

       -------------------------------------------------------------------------

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.
2. PROPOSAL TO approve the Company's 2001 Incentive Stock Option Plan (the "2001 Plan") and to reserve 2,500,000 shares of the Company's Common Stock under
   the 2001 Plan;       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.
3. PROPOSAL TO approve an amendment to the Company's Articles of Incorporation to reverse split the outstanding shares of Common Stock and Preferred Stock on a "one (1) share for two and sixty six hundredths (2.66) shares" basis or such other amount as the Board of Directors may determine in the exercise of
   its judgment; and       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. OTHER BUSINESS: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

   The undersigned hereby acknowledges receipt of (i) the Company's 2000 Annual Report on Form 10-K, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting of shareholders to be held on October 1, 2001.

                                                  Date:                   , 2001
                                                    ------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  Please sign exactly as your
                                                  name appears hereon. If stock
                                                  is registered in more than one
                                                  name, each holder should sign.
                                                  When signing as an attorney,
                                                  administrator, executor,
                                                  guardian or trustee, please
                                                  add your title as such. If
                                                  executed by a corporation or
                                                  partnership, the proxy should
                                                  be signed in full corporate or
                                                  partnership name by a duly
                                                  authorized officer or partner,
                                                  as applicable.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.